                                                                    EXHIBIT 10.1

                                U.S.$150,000,000
                               Tandy Corporation
                          Medium-Term Notes, Series B
                            Due Nine Months or More
                               from Date of Issue

                                SALES AGREEMENT

                                November 4, 1997

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY  10167

BancAmerica Robertson Stephens
231 South LaSalle Street
Chicago, Illinois  60697

Citicorp Securities, Inc.
399 Park Avenue
New York, New York  10043

Merrill Lynch, Pierce,
 Fenner & Smith Incorporated
World Financial Center
North Tower, 10rd Floor

New York, New York 10281-1310
Salomon Brothers Inc
Seven World Trade Center

New York, New York  10048

Ladies and Gentlemen:

          Tandy Corporation, a Delaware corporation (the "Company"), confirms its agreement with each of you (individually, an "Agent", and collectively, the "Agents") with respect to the issue and sale by the Company of up to the aggregate principal amount set forth in Schedule I hereto of its Medium-Term Notes, Series B, Due Nine Months or More from Date of Issue (the "Notes"). Notes maturing in ten years or less will be designated on their face as "Notes" and Notes maturing in over ten years will be designated on their face as "Debentures". The Notes will be issued under an indenture dated as of May 1, 1997, between the Company and The Chase Manhattan Bank, as trustee (the "Trustee") (such Indenture is hereinafter called the "Indenture"). The Notes will be issued in minimum denominations of U.S. $1,000 and in denominations exceeding such amount by integral multiples of U.S. $1,000 and if denominated in a currency other than U.S. dollars, the equivalent in such other currency (the

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"Specified Currency") as determined in the Indenture, of U.S. $1,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency) and any larger amount that is an integral multiple of 1,000 units of such Specified Currency, will be issued only in fully registered form, and will be issued in the currency or currency unit and will have the maturities, annual interest rates (whether fixed or floating), redemption provisions and other terms set forth in a pricing supplement to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and The Medium-Term Note Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and each Agent after notice to, and in the case of amendments which affect the rights, duties or obligations of the Trustee, with the approval of, the Trustee.

 .
          Representations and Warranties.  The Company represents and warrants
          ------------------------------
to, and agrees with, each Agent that:

(a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") and has filed with the Commission a registration statement on such Form (the file number of which is set forth in Schedule I hereto), including a basic prospectus, which has become effective for the registration under the Act of the aggregate principal amount set forth in Schedule I hereto of debt securities including the Notes (the "Securities"). Such registration statement, as may be amended or supplemented, meets the requirements set forth in Rule 415(a)(l)(x) and (a)(2) under the Act and complies in all other material respects with said Rule. In connection with the sale of the Notes the Company proposes to file with the Commission from time to time pursuant to Rule 424 under the Act one or more supplements to the form of prospectus included in such registration statement as amended relating to the Notes and the plan of distribution thereof and has previously advised (or prior to any such filing will advise) the Agents of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended to the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus, as supplemented pursuant to the previous sentence, is hereinafter called the "Prospectus." Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement or the date of the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any amendment under the Exchange Act after the date of this Agreement or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference.

(b) The Registration Statement and the Prospectus comply, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will comply, at all times during the effectiveness of this Agreement, in all material

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     respects with the applicable requirements of the Act, the Exchange Act, the
     Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder; the Indenture, including any amendments and supplements thereto, pursuant to which the Notes will be issued, will comply in all material respects with the requirements of the Trust
     Indenture Act and the rules thereunder; and the Registration Statement and the Prospectus do not, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will not, at any time during the effectiveness of this Agreement, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the
                                                 --------  -------
     Company makes no representation or warranty as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Agent expressly for use therein.

(c) The consolidated financial statements included or incorporated in the Registration Statement and the Prospectus present, or (in the case of any amendment or supplement to any such document, filed with the Commission after the date as of which this representation is being made) will present fairly at all times during the effectiveness of this Agreement, the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the effectiveness of this Agreement, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as indicated therein; and the supporting schedules included or incorporated in the Registration Statement present fairly the information required to be stated therein; and if pro forma financial statements are included in the Registration Statement and Prospectus, the assumptions used in preparing the pro forma financial statements included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(d) The documents incorporated by reference into the Prospectus complied, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will comply at all times during the effectiveness of this Agreement, in all material respects, with the applicable requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder, and, when read together and with the other information in the Prospectus do not, and

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     (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will not, at any time during the effectiveness of this Agreement, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any document, filed with the Commission after the date as of which this representation is being made) will be at all times during the effectiveness of this Agreement, timely filed as required thereby.

(e) Since the respective dates as of which information is given in the Registration Statement and Prospectus, except as may otherwise be stated therein or contemplated thereby, (i) there has been no material adverse change in the condition (financial or other), earnings, results of operations, business or properties of the Company and its subsidiaries, considered as one enterprise, whether or not arising from transactions in the ordinary course of business and (ii) there have been no material transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business.

(f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition (financial or other), earnings, results of operations, business or properties of the Company and its subsidiaries, considered as one enterprise.

(g) Each subsidiary of the Company which is a "significant subsidiary" as defined in Section Rule 405 of Regulation C under the Act (each a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition (financial or other), earnings, results of operations, business or properties of the Company and its subsidiaries, considered as one enterprise, and all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except as described in the Prospectus and except for directors' qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

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(h)  Neither the Company nor any of its Significant Subsidiaries is in violation of its or any of their corporate charters or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it or any of them is a party or by which it or any of them or their properties may be bound; the execution, delivery and performance of this Agreement, the applicable Terms Agreement (as defined below) (including this Agreement as incorporated by reference therein) and the Indenture, the filing of the Registration Statement and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in a violation of the provisions of the charter or bylaws of the Company or, to the best of its knowledge, any law, administrative regulation or administrative or court decree; and no consent, approval, authorization or order of, or filing or registration with, any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement and the execution, delivery and performance of this Agreement and the Indenture, except such as may be required under the Act, the Rules and Regulations, the Trust Indenture Act, the Exchange Act or applicable state securities or "blue sky" laws.

(i) The Company and its Significant Subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except such certificates, authorities or permits which are not material to such conduct of their business, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or other), earnings, results of operations, business or properties of the Company and its subsidiaries, considered as one enterprise. No consent, approval, authorization or order of, or filing with, any person or governmental agency or body of any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Notes by the Company, except such as have been obtained and made under the Act, the Rules and Regulations, the Trust Indenture Act and the Exchange Act and such as may be required under state securities or "blue sky" laws.

(j) Except as set forth in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries that might result in any material adverse effect on the condition (financial or other), earnings, results of operations, business or properties of the Company and its subsidiaries, considered as one enterprise, or is required to be disclosed in the Registration Statement or the

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     Prospectus, or might materially and adversely affect the consummation of this Agreement and the applicable Terms Agreement, and there are no contracts or other documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registrant Statement by the Act or by the Rules and Regulations or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act as required.

(k) Price Waterhouse LLP, whose reports have been incorporated by reference or included in the Company's most recent Annual Report on Form 10-K which is incorporated by reference in the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

(l) On the date of delivery by the Company of any Notes sold hereunder (a "Closing Date") (i) the Indenture will have been duly and validly authorized, executed and delivered by the Company and, assuming due execution and delivery by the Trustee, will constitute a valid and binding agreement of the Company, enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, fraudulent transfer, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to principles relating to the availability of equitable remedies to the extent that adequate remedies at law may exist), and has been duly qualified under the Trust Indenture Act; (ii) the Notes will have been duly authorized for issuance and sale pursuant to this Agreement and the applicable Terms Agreement and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchaser thereof as provided in this Agreement, will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, fraudulent transfer, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to principles relating to the availability of equitable remedies to the extent that adequate remedies at law may exist) and will be entitled to the benefits of the Indenture, and (iii) the Indenture conforms and the Notes will conform in all material respects to all statements relating thereto contained in the Prospectus.

(m) The Company and its Significant Subsidiaries own, possess or license the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other rights or interests in items of intellectual property as are necessary for the operation and conduct of the businesses now operated by them (the "patent and proprietary rights"), and neither the Company nor any of its Significant Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patent and proprietary rights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or other), earnings, results of operations, business or properties of the Company and its subsidiaries, considered as one enterprise, and neither the

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     Company nor any subsidiary is aware that any person or entity is infringing or otherwise violating any of the Company's patents, trademarks, servicemarks or copyrights in a manner that could materially affect the use thereof by the Company or any of its subsidiaries.

(n) The Company has no knowledge of any impediment to the enforceability of any of the patents owned by the Company or any of its subsidiaries that are necessary for the operation of the business now operated by them or of any materially relevant prior art references not cited during the prosecution of any of such patents in the U.S. Patent and Trademark Office or applicable foreign patent office.

(o) No labor disturbance by the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the condition (financial or other), earnings, results of operations, business or properties of the Company and its subsidiaries, considered as one enterprise.

(p) The Company is not, and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

(q) Except as described in the Prospectus, the properties, assets and operations of each of the Company and its subsidiaries are in material compliance with all applicable federal, state, local and foreign laws (including, without limitation, common law), rules and regulations, orders, decrees, judgments, permits and licenses relating to worker health and safety, and to the protection and clean-up of the natural environment and to the protection or preservation of natural resources, including, without limitation, those relating to the processing, manufacturing, generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"). With respect to such properties, assets and operations, there are no events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its subsidiaries of which the Company is aware that may interfere with or prevent compliance or continued compliance with applicable Environmental Laws or otherwise result in liability to the Company or any of its subsidiaries pursuant to applicable Environmental Laws in a manner that could reasonably be expected to have a material adverse effect on the condition (financial or other), earnings, results of operations, business or properties of the Company and its subsidiaries, considered as one enterprise. Except as described in the Prospectus (i) to the Company's knowledge, none of the Company or any of its subsidiaries is the subject of any federal, state, local or foreign investigation pursuant to Environmental Laws, (ii) none of the Company or any of its subsidiaries has received any written notice or claim pursuant to Environmental Laws and
     (iii) there are no pending, or, to the knowledge of the Company, threatened actions, suits or proceedings against the Company, any of its subsidiaries or its properties, assets or operations, in connection with any Environmental Laws, in each such case, which could reasonably be expected to have a material adverse effect on the condition (financial or other), earnings, results of operations, business or properties of the Company and its subsidiaries, considered as one enterprise. The term "hazardous materials" shall mean those substances that are regulated by or pursuant to any applicable Environmental Laws.

(r) This Agreement has been duly authorized, executed and delivered by the Company and upon execution and delivery by the Agents, will be a valid and binding agreement of the Company.

(s) The Company's authorized equity capitalization is as set forth in the Prospectus.

(t) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

(u) Immediately after any sale of Notes by the Company hereunder or under any Terms Agreement, the aggregate amount of Notes which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Notes) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

          Any certificate signed by any officer of the Company and delivered to an Agent in connection with an offering of Notes shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to such Agent.

 .  Appointment of Agents; Solicitations by the Agents of Offers to Purchase;
   -------------------------------------------------------------------------
Sales of Notes to a Purchaser.  (a) Subject to the terms and conditions set
-----------------------------
forth herein, and to the reservation by the Company of the right to sell, solicit and accept offers to purchase Notes directly on its own behalf, the Company hereby authorizes each Agent to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

          On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented and in the Procedures.

          In soliciting offers to purchase Notes hereunder, the Agents are acting solely as agents for the Company, and not as principals. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by any purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will any Agent be obligated to purchase any Notes for its own account.

          The Company reserves the right in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

          The Company agrees to pay each Agent a commission at the time of settlement of each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company and such commission shall be payable as specified in the Procedures. An Agent's commission shall be payable in the currency in which the related Note sold by such Agent is denominated, except that, with respect to Notes denominated in a currency other than United States dollars, such commission shall be payable in such currency or in United States dollars, at the option of the Agent.

          Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by each Agent as agent for the Company at such time and in such amounts as such Agent deems advisable; provided, however, that so long as this Agreement shall be in effect the Company
--------  -------
shall not solicit or accept offers to purchase Notes through any agents other than the Agents.

          Notwithstanding anything to the contrary contained herein, the Company may authorize any other person, partnership or corporation (an "Additional Agent") to act as its agent to solicit offers for the purchase of all or part of the Notes of the Company upon thirty days prior notice to such Agents as are at such time parties to this Agreement (subject to the provisions of Section 5(f) hereof); provided, however, any Additional Agent shall execute this Agreement
         --------  -------
and become a party hereto and thereafter the term Agent as used in this Agreement shall mean the Agents and such Additional Agent. At such time, the Additional Agent shall specify its requirements for the delivery of certificates, letters and opinions as are set forth in Section 5 hereof.


(b) Subject to the terms and conditions stated herein, the Company agrees that, whenever the Company determines to sell Notes directly to any Agent as principal for resale to others, it will enter into a separate agreement relating to such sale in accordance with the provisions of this Section 2(b). For the purposes of this Agreement, the term "Agent" shall refer to each of you acting solely in the capacity as agent for the Company hereunder and not as principal; the term "Purchaser" shall refer to each of you acting solely as principal hereunder and not as agent; and the term "you" shall refer to each of you acting in both such capacities or in either such capacity.

          Each sale of Notes to a Purchaser shall be made in accordance with the terms of this Agreement and the Procedures and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, a Purchaser. Each such supplemental agreement (which shall be substantially in the form of Exhibit B hereto and which may take the form of an exchange of any standard form of written telecommunication between a Purchaser and the Company) is herein referred to as a "Terms Agreement." A Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company herein set forth and shall be subject to the terms and conditions set forth herein and in such Terms Agreement. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Company for such Notes, the currency or currency unit in which such Notes shall be denominated, the rate at which interest shall be paid on the Notes, whether such rate of interest shall be fixed or floating, the date and time of delivery of payment for such Notes (the "Purchase Date"), the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of the opinion of counsel, the certificates from the Company or its officers or the letter from Price Waterhouse LLP pursuant to Section 6(b). Such Terms Agreement shall also specify the period of time referred to in Section 4(1).

          Delivery of the certificates for Notes sold to a Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser as set forth in the respective Terms Agreement, not later than the Purchase Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the respective Terms Agreement; provided, however, that if
                                                      --------  -------
the related Terms Agreement does not specify the method and form for such payment of funds, the settlement details specified in the Procedures shall apply to such payment.

3.  Offering Procedure.  (a)  Unless otherwise agreed between the Company and
    ------------------
each Agent, each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by such Agent (unless such offer is rejected by such Agent in accordance herewith) on terms previously communicated by the Company to such Agent, and unless otherwise agreed between the Company and each Agent, the Company shall have the sole right to accept such offers to purchase Notes and may refuse any proposed purchase of Notes in whole or in part for any reason.

(b) Unless otherwise agreed between the Company and each Agent, each Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures, as amended from time to time. The Procedures may only be amended by written agreement of the Company and the Agents.

4.  Agreements.  The Company agrees with each Agent that:
    ----------

(a) Prior to the termination of the offering of the Notes, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished to such Agent a copy for its review prior to filing and will not file any such proposed amendment or supplement to which such Agent may reasonably object. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission as required pursuant to Rule
     424. The Company will promptly advise such Agent (i) when each supplement to the Prospectus shall have been filed with the Commission pursuant to Rule 424, (ii) when any amendment of the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the

     Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs or a condition exists as a result of which, in the reasonable opinion of counsel for the Agents or counsel for the Company, the Registration Statement, as then amended, or the Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or would not reflect any facts or events which, individually or in the aggregate, would represent a fundamental change in the information set forth in the Registration Statement or the Prospectus, or if, in the reasonable opinion of either such counsel, it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the requirements of the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify such Agent to suspend the solicitation of offers to purchase Notes or sales of Notes, as the case may be (and, if so notified by the Company, such Agent shall forthwith suspend such solicitation or sales and cease using the Prospectus as then amended or supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this
     Section 4, an amendment or supplement which will correct such untrue statement or omission or an amendment or supplement which will effect such compliance and (iii) will supply any such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to such Agent pursuant to paragraph (f) of this
     Section 4 in connection with the preparation or filing of such amendment or supplement are satisfactory in all respects to such Agent, such Agent will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement if such an amendment is required, resume such Agent's obligation to solicit offers to purchase Notes hereunder.

(c) As soon as practicable, the Company will make generally available to its security holders and to such Agent an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of
     Section 11(a) of the Act and Rule 158 under the Act.

(d) The Company will furnish to such Agent and to its counsel, without charge, as many signed and conformed copies of the Registration Statement (as originally filed), any documents incorporated by reference therein and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as such Agent may reasonably request and will also deliver to such Agent a conformed copy of the Registration Statement, any documents incorporated by reference therein and each amendment thereto for each Agent. So long as delivery of a prospectus may be required by the Act, the Company will deliver to such Agent as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as such Agent may reasonably request.

(e) The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as such Agent, after consultation with the Company, may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and will arrange for the determination of the legality of the Notes for purchase by institutional investors.

(f) The Company shall furnish to such Agent and counsel for such Agent, such documents and certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement, any preliminary prospectus, the Prospectus, and any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and such Agent of its respective obligations hereunder and thereunder as such Agent may from time to time and at any time prior to the termination of this Agreement reasonably request.

(g) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including, without limitation, the fees and disbursements of its accountants and counsel, the fees and disbursements of special counsel (including foreign counsel) to the Company, if any, the cost of printing and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements (including fees of counsel) incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of each such jurisdiction as such Agent may reasonably designate, the fees and disbursements of the Trustee, the fees of any agency that rates the Notes and the fees and expenses in connection with any listing of the Notes on any securities exchange (including the fees and expenses of any brokers and listing agents in connection therewith), (ii) reimburse such Agent for all out-of-pocket expenses (including, without limitation, advertising expenses) incurred heretofore and hereafter by such Agent and approved by the Company in advance, in connection with the offering, purchase and sale of the Notes, and (iii) be responsible for the reasonable fees and disbursements of such Agent's counsel incurred heretofore or hereafter in connection with the offering and sale of the Notes. Any such out-of-pocket expense in clause (ii) above or fees and disbursements in clause (iii) above shall be payable within 30 days of receipt by the Company from such Agent of a statement therefor.

(h) Each acceptance by the Company of an offer to purchase Notes will be deemed to be a representation and warranty to such Agent that neither the Registration Statement nor the Prospectus, as then amended or supplemented, fails to reflect any facts or events which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement or the Prospectus, as then amended or supplemented, or includes any untrue statement of a material fact, or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Agent specifically for use in connection with the preparation of the Registration Statement and the Prospectus or any amendments thereof or supplements thereto.

(i) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for the specification of or a change in the interest rates (excluding any change in the formula by which such interest rates may be determined) offered on any Notes), the Company will deliver or cause to be delivered forthwith to such Agent a certificate of the Company signed by the President or any Vice President and the principal financial or accounting officer or the Treasurer of the Company, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate that was last furnished to such Agent pursuant to either Section 5(d) or this Section 4(i) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

(j) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) providing solely for the specification of or change in the interest rates (excluding any change in the formula by which such interest rates may be determined) offered on any Notes or (ii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter of such a nature that in such Agent's reasonable judgment an opinion of counsel need not be furnished), the Company shall furnish or cause to be furnished forthwith to such Agent the written opinion of counsel of the Company satisfactory to such Agent, dated the date of the effectiveness of such amendment or the filing of such supplement, and shall be of the same tenor as the opinion referred to in Section 5(b), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of effectiveness of such amendment or the filing of such supplement. In lieu of such opinion, counsel last furnishing such an opinion to such Agent may furnish a letter to the effect that such Agent rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

(k) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information (including the filing of any document incorporated by reference in the Registration Statement or the Prospectus), the Company shall cause Price Waterhouse LLP, its independent public accountants, forthwith to furnish such Agent a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, that if the Registration Statement or
                              --------
     the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, Price Waterhouse LLP may limit the scope of such letter, which shall be satisfactory in form to such Agent, to the unaudited financial statements included in such amendment or supplement unless any other information included or incorporated by reference therein of an accounting, financial or statistical nature is of such a nature that, in such Agent's reasonable judgment, such letter should cover such other information.

(l) During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser, issue or announce the proposed issuance in the United States of (i) in the case of a Terms Agreement relating to Notes with a maturity of ten years or less, any securities having a maturity of less than twenty years; (ii) in the case of a Terms Agreement relating to Notes having a maturity of greater than ten years, any securities having a maturity of greater than five years; and
     (iii) in the case of a Terms Agreement relating to Notes denominated in a currency other than U.S. dollars, securities denominated in the same currency or currency unit as specified in the applicable Terms Agreement.

(m) Prior to the termination of this Agreement, the Company will (i) comply, in a timely manner, with all applicable requirements under the Exchange Act relating to the filing with the Commission of the Company's reports pursuant to Sections 13 and 15(d) of the Exchange Act and of the Company's proxy statements pursuant to Section 14 of the Exchange Act and (ii) undertake to obtain the written consent of the Company's independent accountants as to the inclusion or incorporation by reference in the Registration Statement and the Prospectus of the audited financial statements reported on by them.

(n) Prior to the termination of this Agreement, concurrently with the written public release by the Company of any information concerning the results of operations of the Company for any quarterly or other interim period or for its fiscal year, the Company will deliver to each of the Agents copies of such release.

5. Conditions to the Obligations of the Agents.  The obligations of any Agent to
   -------------------------------------------
solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement (including the filing of any document by reference therein), as of the date any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company's officers made in any certificates furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to each of the following additional conditions precedent:

(a) (i) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and
     (ii) there shall not have come to the attention of an Agent any facts that would cause such Agent reasonably to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)  The Company shall have furnished to such Agent:

     (i) The favorable opinion, dated as of the date hereof, Satterlee, Stephens, Burke & Burke LLP, counsel of the Company, in form and substance satisfactory to the Agent, to the effect that:

          (1) the Company and each of its Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business and where failure to so qualify might impair title to any of its material properties or any right to enforce its material contracts against others;

          (2) all outstanding shares of capital stock of the Company and each of its Significant Subsidiaries has been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly-owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

          (3) the Company's authorized equity capitalization is as set forth in the Prospectus; and the Indenture and the Notes will conform in all material respects to the descriptions thereof in the Prospectus;

          (4) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, fraudulent transfer, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to principles relating to the availability of equitable remedies to the extent that adequate remedies at law may not exist); and the Notes are in the form contemplated by the provisions of the Indenture, have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, fraudulent transfer, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to principles relating to the availability of equitable remedies to the extent that adequate remedies at law may not exist);

          (5)  to the best knowledge of such counsel after reasonable inquiry,
               (a) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, its Significant Subsidiaries or any of the Company's other subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and (b) there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

         (6) the Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, and no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Prospectus, each document incorporated by reference into the Registration Statement and the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act, the Rules and Regulations, the Exchange Act, the Trust Indenture Act and the respective rules and regulations thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the time such became effective and on the date of this Agreement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (7) this Agreement and the Terms Agreement (if applicable) have been duly authorized, executed and delivered by the Company;

         (8) no consent, approval, authorization or order of any court or governmental agency or body is required to be obtained by the Company for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the "blue sky" laws of any jurisdiction in connection with the purchase and distribution of the Notes by such Agent as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

         (9) neither the execution and delivery of the Indenture, the issue and sale of the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company, any Significant Subsidiary or any of the Company's other subsidiaries is a party or may be bound, or any order or regulations known to such counsel to be applicable to the Company, any Significant Subsidiary or any of the Company's other subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company, any Significant Subsidiary or any of the Company's other subsidiaries; and

         (10) to the best knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agents and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and of public officials. In addition, such opinion may state that, as to the qualification and good standing of Significant Subsidiaries in jurisdictions other than those in which they are incorporated, as to all matters set forth in paragraph (2) above and as to matters set forth in paragraph (9) above relating to the Company's other subsidiaries, such counsel has relied, with the permission of the Agents, solely upon an opinion thereon of John Clarson, Esq., Staff Attorney of the Company.

     (ii) The favorable opinion, dated as of the date hereof, of John Clarson, Esq., Staff Attorney, of the Company, in form and substance satisfactory to the Agent, to the effect that:

          (1) the Company and each of its Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business and where failure to so qualify might impair title to any of its material properties or any right to enforce its material contracts against others;

          (2) all outstanding shares of capital stock of the Company and each of its Significant Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly-owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such person, after due inquiry, any other security interests, claims, liens or encumbrances; and

          (3) neither the execution and delivery of the Indenture, the issue and sale of the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such person and to which the Company, any Significant Subsidiary or any of the Company's other subsidiaries is a party or may be bound, or any order or regulations known to such person to be applicable to the Company, any Significant Subsidiary or any of the Company's other subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company, any Significant Subsidiary or any of the Company's other subsidiaries.

          References to the Registration Statement and the Prospectus in this paragraph (b) are to such documents as amended and supplemented at the date of the relevant opinion.

(c) Such Agent shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Agents, such favorable opinion or opinions and letter, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus and other related matters as such Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(d) The Company shall have furnished to such Agent a certificate of the Company, signed by the Chairman of the Board, the Chief Executive Officer or the President and the principal financial or accounting officer of the Company, dated the date hereof, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

     (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agent to solicit offers to purchase the Notes;

     (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

   (iii) since the date of the most recent financial statements included or incorporated in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, results of operations, business or properties of the Company and its subsidiaries, considered as one enterprise, whether or nor arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

(e) On the date hereof, Price Waterhouse LLP or other independent certified accountant acceptable to the Agent shall have furnished to such Agent a letter or letters (which may refer to letters previously delivered to such Agent), dated as of the date hereof in form and substance satisfactory to such Agent, confirming that they are independent accountants within the meaning of the Act, the Rules and Regulations, the Exchange Act and the applicable published rules and regulations thereunder and stating in effect that:

     (i) in their opinion, the audited consolidated financial statements and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act, the Rules and Regulations, the Exchange Act and the related published rules and regulations.

     (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included in the Registration Statement;

   (iii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain procedures specified by such Agent and performed by Price Waterhouse LLP (but not an examination in accordance with generally accepted auditing standards), which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committee of the Company and the Significant Subsidiaries; and inquiries of certain officials and other employees of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

          (1) any unaudited financial data included or incorporated in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial data included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited consolidated financial data are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated in the Registration Statement and the Prospectus;

          (2) (a) at the date of the latest available interim financial data, there have been any changes in the capital stock (including preferred stock, common stock and paid-in-capital, but excluding common stock held in treasury) or any increases in the consolidated long-term debt of the Company and its consolidated subsidiaries as compared with the amounts shown on the latest available consolidated balance sheet included or incorporated in the Registration Statement or the Prospectus, except in each case for increases or decreases which the Registration Statement or the Prospectus discloses have occurred or will occur and (b) at a date specified not more than five business days prior to the date of the letter, there have been any changes in excess of $5,000,000 in the capital stock (including preferred stock, common stock and paid-in-capital, but excluding common stock held in treasury), or any increases in excess of $5,000,000 in the consolidated long-term debt, of the Company and its consolidated subsidiaries as compared with the amounts shown on the latest available consolidated balance sheet, except in each case for increases or decreases which the Registration Statement or the Prospectus discloses have occurred or will occur and (c) for the period ended on the date of the latest available interim financial data, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales and, to the extent available, in consolidated net operating income or net revenues, in total or per share amounts of net income available to common shareholders or in the ratio of earnings to fixed charges of the Company and its consolidated subsidiaries, except in each case for decreases which the Registration Statement or the Prospectus discloses have occurred or will occur;

          (3) for the period from the date of the latest available financial statements to a specified date not more than five business days prior to the date of the letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, net operating income or net revenues, in total or per share amounts of net income available to common shareholders or in the ratio of earnings to fixed charges of the Company and its consolidated subsidiaries, except for decreases which the Registration Statement or the Prospectus discloses have occurred or will occur; or

          (4) the amounts included in any unaudited "capsule" information included or incorporated in the Registration Statement and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus; and

          (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other information of an accounting, financial or statistical nature contained or incorporated by reference in the Registration Statement and the Prospectus and the exhibits thereto (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (v) if pro forma financial statements are included or incorporated in the Registration Statement or the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of the letter.

(f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (as amended or supplemented, in the case of a Terms Agreement) there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company, any Significant Subsidiary and any of the Company's other subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, makes it, in the judgment of such Agent, impractical or inadvisable to proceed with the soliciting of offers to purchase the Notes as contemplated by the Registration Statement and the Prospectus.

(g) Subsequent to the execution of this Agreement, (i) there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change and
     (ii) the Company's debt securities shall be rated as investment grade debt by Moody's Investors Service Inc., Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., or Duff and Phelps.

(h) Prior to the date hereof, the Company shall have furnished to such Agent such further information, certificates and documents as such Agent may reasonably request from time to time.

          If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agent and its counsel, this Agreement and all obligations of such Agent hereunder may be canceled at any time by such Agent. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          The documents required to be delivered pursuant to this Section 5 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Agents, at One Liberty Plaza, New York, New York 10006, on the date hereof.

6.  Conditions to the Obligations of a Purchaser.  The obligations of a
    --------------------------------------------
Purchaser to purchase Notes pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of the respective Terms Agreement and as of the Purchase Date thereunder, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

    (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

    (b) Except to the extent modified by the respective Terms Agreement, the Purchaser shall have received, appropriately updated in a manner consistent with Section 5 hereof, (i) a certificate of the Company, dated as of the Purchase Date, to the effect set forth in Section 5(d),
         (ii) an opinion of Satterlee, Stephens, Burke & Burke LLP, counsel for the Company, and the opinion of a staff attorney of the Company, dated as of the Purchase Date, to the effect set forth in Section 5(b)(i) and
         Section 5(b)(ii),
         respectively, (iii) an opinion and letter of Cleary, Gottlieb, Steen & Hamilton, counsel for the Purchaser, dated as of the Purchase Date, to the effect set forth in Section 5(c) and (iv) a letter of Price Waterhouse LLP, dated as of the Purchase Date, to the effect set forth in Section 5(e).

    (c) The conditions set forth in Section 5(f) shall have been satisfied; it being understood that references therein to an Agent or Agents shall be deemed to refer to a Purchaser or Purchasers, as the case may be.

    (d) Prior to the Purchase Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

    (e) Subsequent to the execution of any Terms Agreement, there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement or the relevant Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or the relevant Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, this Agreement and all obligations of the Purchaser hereunder may be canceled at, or at any time prior to, the respective Purchase Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

7.  Reimbursement of the Agent's Expenses.  If any condition to the obligations
    -------------------------------------
of any Agent set forth in Section 5 hereof is not satisfied, if any condition to the obligations of a Purchaser set forth in Section 6 hereof is not satisfied, if any termination pursuant to Section 9 hereof shall occur or in the case of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by such Agent, the Company shall reimburse such Agent upon demand for all expenses that shall have been incurred by such Agent pursuant to Section 4(g) hereof in connection with this Agreement.

8.  Indemnification and Contribution.  (a)  The Company agrees to indemnify and
    --------------------------------
hold harmless each Agent and each person, if any, who controls such Agent within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which such Agent or any of them may become subject under the Act, the Exchange

Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Notes, as originally filed or in any amendment thereof, or any related preliminary Prospectus or in the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any
                --------  -------
such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Agent expressly for use therein. The Company acknowledges that the statements set forth in the first two sentences of the last paragraph of the cover page, the stabilization legend in block capital letters on page S-2 and the paragraph related to stabilization under the heading "Supplemental Plan of Distribution" in any supplement to the Prospectus constitute the only information furnished in writing by or on behalf of such Agent for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement.

(b) Each Agent severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which such Agent or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Notes, as originally filed or in any amendment thereof, or any related preliminary Prospectus or in the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Agent expressly for use therein. The Company acknowledges that the statements set forth in the first two sentences of the last paragraph of the cover page, the stabilization legend in block capital letters on page S-2 and the paragraph related to stabilization under the heading "Supplemental Plan of Distribution" in any supplement to the Prospectus constitute the only information furnished in writing by or on behalf of such Agent for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct. This indemnity will be in addition to any liability which such Agent may otherwise have, including under this Agreement.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this
     Section 8). In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld. No
     --------  -------
     indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.


(d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified under subsection (a) or (b) above, the Company and each Agent shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Agents, who may also be liable for contributions, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Agents may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and each Agent from the offering of the Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in subsection (c) above, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and each Agent in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and each Agent shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of Agents' discounts and commissions but before deducting expenses) received by the Company and (y) the total discounts and commissions received by each Agent, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and of each Agent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). Notwithstanding the provisions of this subsection (d), (i) in no case shall any Agent be liable or responsible for any amount in excess of the agent discount applicable to the securities purchased by such Agent hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this subsection (d) and the preceding sentence, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold by it exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this subsection (d), each person, if any, who controls an Agent within the meaning of Section 15 of the Act or
     Section 20(a) of the Exchange Act shall have the same rights to contribution as such Agent, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this subsection (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this subsection (d) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent;
     provided, however, that such consent was not unreasonably withheld.
     --------  -------

9.  Termination.  This Agreement will continue in effect until terminated as
    -----------
provided in this Section 9.

(a) This Agreement may be terminated by either the Company or any Agent giving written notice of such termination to the other parties hereto. This Agreement shall so terminate at the close of business of the party to whom such notice is given. This Agreement may be terminated as to one or more of the Agents, and to the extent not terminated with respect to any Agent, this Agreement shall remain in full force and effect as between the Company and any such Agent.

(b) Each Terms Agreement (including this Agreement, as incorporated by reference therein) shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for Notes to be purchased thereunder, if at or prior to such time (i) there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or other), earnings, results of operations, business or properties of the Company and its subsidiaries considered as one enterprise, whether or not from transactions arising in the ordinary course of business, (ii) trading in the securities of the Company has been suspended by the Commission or a national securities exchange, or trading in securities generally on either the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or a banking moratorium has been declared by either Federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Purchaser, impracticable to market such Notes or enforce contracts for the sale of such Notes.

(c) In the event of any such termination, no party shall have any liability to the other parties hereto, except as provided in (i) the covenants set forth in Section 4 with respect to any offering of Notes purchased from the Company pursuant to the applicable Terms Agreement, (ii) the covenants set forth in Section 4(c), 4(g) and 4(l) and (iii) the provisions of Section 2,
     Section 7, Section 8, Section 10, Section 11, Section 14 and this Section 9 shall remain in effect.

10.  Representations, Warranties, Agreements and Indemnities to Survive
     ------------------------------------------------------------------
Delivery. All representations, warranties, agreements and indemnities contained
--------
in or made pursuant to this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of any termination of the applicable Terms Agreement (including this Agreement as incorporated by reference therein) or any investigation made by or on behalf of any Agent or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and shall survive delivery of and payment for any Notes.

11.  Right of Person Who Agreed to Purchase To Refuse To Purchase.  The Company
     ------------------------------------------------------------
agrees to offer to any person who has agreed to purchase and pay for Notes the right to refuse to purchase such Notes if, on the related Closing Date fixed pursuant to the Procedures, any condition set forth in Section 5(a), 5(f) or 5(h) shall not be satisfied.

12.  Notices.  All communications hereunder will be in writing and effective
     -------
only on receipt, and, if sent to an Agent, will be mailed, delivered or facsimilied and confirmed to such Agent, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or facsimilied and confirmed to it at Tandy Corporation, 1800 One Tandy Center, Fort Worth, Texas 76102, attention of the Secretary with a copy to the Treasurer.

13.  Successors.  This Agreement will inure to the benefit of and be binding
     ----------
upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14.  Applicable Law.  THIS AGREEMENT AND EACH TERMS AGREEMENT SHALL BE GOVERNED
     --------------   ---------------------------------------------------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT
-----------------------------------------------------------------------------
REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW.
--------------------------------------------

15.  Counterparts. This Agreement may be executed in any number of counterparts,
     ------------
each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and the acceptance by each of you shall represent a binding agreement among the Company and each of you.

                                 Very truly yours,

                                 TANDY CORPORATION

                                 By:
                                    -------------------------------
                                 Name:
                                 Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

BEAR, STEARNS & CO. INC.

By:
   --------------------------
   Name:
   Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
   --------------------------
   Name:
   Title:

SALOMON BROTHERS INC

By:
   --------------------------
   Name:
   Title:

CITICORP SECURITIES, INC.

By:
   --------------------------
   Name:
   Title:

BANCAMERICA ROBERTSON STEPHENS

By:
   --------------------------
   Name:
   Title:

                                   SCHEDULE I

Sales Agreement dated November 4, 1997

Registration Statement No. 333-27297 ($300,000,000)

Amount of the Notes:  U.S.$150,000,000

          The Company agrees to pay any agent a commission equal to the following percentage of the principal amount of each Note sold by such Agent:


               Term                        Commission Rate
               ----                        ---------------
From 9 months to less than 1 year               0.125%
From 1 year to less than 18 months              0.150%
From 18 months to less than 2 years             0.200%
From 2 years to less than 3 years               0.250%
From 3 years to less than 4 years               0.350%
From 4 years to less than 5 years               0.450%
From 5 years to less than 6 years.              0.500%
From 6 years to less than 7 years               0.550%
From 7 years to less than 10 years              0.600%
From 10 years to less than 15 years             0.625%
From 15 years to less than 20 years             0.700%
From 20 years up to and including 30 years      0.750%
Longer than 30 years                          to be negotiated

Addresses for Notices to Agents:

          Notices to Bear, Stearns & Co. Inc. shall be directed to it at 245 Park Avenue, New York, New York 10167.

          Notices to Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be directed to it at World Financial Center, North Tower, 10rd Floor, New York, New York 10281-1310.

          Notices to Salomon Brothers Inc shall be directed to it at Seven World Trade Center, New York, New York 10048.

          Notices to BancAmerica Robertson Stephens shall be directed to it at 231 South LaSalle Street, Chicago, Illinois 60697.

          Notices to Citicorp Securities, Inc. shall be directed to it at 399 Park Avenue, New York, New York 10043.

                                   EXHIBIT A

                                  $150,000,000

                               TANDY CORPORATION

                          MEDIUM-TERM NOTES, SERIES B

                            DUE NINE MONTHS OR MORE

                               FROM DATE OF ISSUE

                           ADMINISTRATIVE PROCEDURES

          Tandy Corporation Medium-Term Notes, Series B, Due Nine Months or More From Date of Issue (the "Notes"), are offered on a continuing basis by Tandy Corporation (the "Company"), Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc, BancAmerica Robertson Stephens and Citicorp Securities, Inc. as agents (the "Agents"), who have agreed to use their reasonable best efforts to solicit purchases of the Notes. The Notes are being sold pursuant to a Sales Agreement, dated November 4, 1997, between the Company and each of the Agents (the "Sales Agreement"). The Company has reserved the right to sell Notes directly on its own behalf. The Notes will be unsecured and unsubordinated and have been registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act"). The Chase Manhattan Bank is the trustee (the "Trustee") under an Indenture dated as of May 1, 1997, between the Company and the Trustee (the "Indenture") covering the Notes. Unless otherwise specified in a Pricing Supplement, the Trustee will also serve as Calculation Agent with respect to the Notes.

          The Notes will be issued in book-entry form and represented by one or more fully registered global notes without coupons (each, a "Global Security") held by the Trustee, as agent for The Depository Trust Corporation ("DTC") and recorded in the book-entry system maintained by DTC. Owners of beneficial interests in a Global Security will be entitled to physical delivery of Notes issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Indenture.

          Administrative procedures and specific terms of the offering are explained below. Administrative responsibilities will be handled for the Company by its Corporate Finance/Treasury Department; accountable document control and record-keeping responsibilities will be performed by its Controller Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

          Notes will be issued in accordance with the administrative procedures set forth herein. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Notes, the Indenture, the Sales Agreement or the Prospectus and the Pricing Supplement (together, the "Prospectus"), the relevant provisions of the Notes, the Indenture, the Sales Agreement and the Prospectus shall control. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sales Agreement, the

Prospectus in the form most recently filed with the Commission pursuant to Rule 424 of the Securities Act, in the Indenture or in the Notes.

                      Administrative Procedures for Notes
                      -----------------------------------

          In connection with the qualification of Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated November 4, 1997, and a Medium-Term Note Certificate Agreement between the Trustee and DTC (the "Certificate Agreement") dated December 2, 1988, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Maturities:                      Each Note will mature on a date (the "Maturity
                                 Date") not less than nine months after the date of delivery by the Company of such Note.
                                 Notes will mature on any date selected by the Company and agreed to by the initial purchaser. "Maturity" when used with respect to any Note, means the date on which the outstanding principal amount of such Note becomes due and payable in full in accordance with its terms, whether at its Maturity Date or by declaration of acceleration, call for redemption, repayment or otherwise.

Issuance:                        All Fixed Rate Notes having the same terms
                                 (collectively, the "Fixed Rate Terms") will be represented initially by a single Global
                                 Security in fully registered form without coupons. Each Global Security will be dated and issued as of the date of its authentication by the Trustee.

                                 All Floating Rate Notes which have the same terms (collectively, the "Floating Rate Terms") will be represented initially by a single Global Security in fully registered form without coupons; all OID Notes which have the same terms (collectively, the "Zero-Coupon Terms") will be represented initially by a single Global Security in fully registered form without coupons; all Currency Indexed Notes which have the same terms (collectively, the "Currency Indexed Note Terms"), will be represented initially by a single Global Security in fully registered form without coupons; and all Other Indexed Notes which have the same index or formula as its determination reference (the "Indexed Note Terms") will be represented initially by a single Global Security in fully registered form without coupons.

                                 Each Global Security will bear an Issue Date, which will be (i) with respect to an original Global Security (or any portion thereof), its original issuance date (which will be the Settlement Date for the Notes represented by such Global Security) and (ii) with respect to any Global Security (or portion thereof) issued subsequently upon exchange of a Global Security or in lieu of a destroyed, lost or stolen Global Security, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Security or Securities (or if no such payment or provision has been made, the original issuance date of the predecessor Global Security or Securities), regardless of the date of authentication of such subsequently issued Global Security.

Identification Numbers:          The Company has received from the CUSIP
                                 Service Bureau (the "CUSIP Service Bureau") of
                                 Standard & Poor's Corporation ("Standard &
                                 Poor's") one series of CUSIP numbers
                                 consisting of approximately 900 CUSIP numbers for future assignment to Global Securities.
                                 The Company will provide DTC and the Trustee with a list of such CUSIP numbers. The
                                 Company will assign CUSIP numbers as described below under Settlement Procedure "B." DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. The Company will reserve additional CUSIP numbers when necessary for assignment to Global Securities and will provide the Trustee and DTC with the list of additional CUSIP numbers so obtained.

Registration:                    Global Securities will be issued only in fully
                                 registered form without coupons.  Each Global
                                 Security will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the
                                 Indenture by the Company. The beneficial owner of a Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC
                                 (with respect to such Note, the
                                 "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner of such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                       Transfers of a Note will be accomplished by
                                 book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                       The Trustee, at the Company's request, may
                                 deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or more Global Securities outstanding on such date that represent Securities having the same
                                 Fixed Rate Terms or Floating Rate Term or
                                 Zero-Coupon Terms or Currency Indexed Note
                                 Terms or Indexed Note Terms as the case may be (except that Issue Dates need not be the same) and for which interest, if any, has been paid to the same date and which otherwise constitute Securities of the same series and tenor under the Indenture, (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date, if any, for the related Notes, on which such Global
                                 Securities shall be exchanged for a single replacement Global Security; and (c) a new
                                 CUSIP number, obtained from the Company, to be assigned to such replacement Global Security.
                                 Upon receipt of such a notice, DTC will send to its participants and the Trustee a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global
                                 Securities for a single Global Security
                                 bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed
                                 U.S. $200,000,000 in aggregate principal amount, one replacement Global Security will be authenticated and issued to represent each U.S.$200,000,000 of principal amount of the exchanged Global Securities and an additional
                                 Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities. (See
                                 "Denominations" below.)

Denominations:                   Notes will be issued in denominations of
                                 U.S.$1,000 or more (in multiples of
                                 U.S.$l,000).  Global Securities will be
                                 denominated in principal amounts not in excess of U.S. $200,000,000. If one or more Notes having an aggregate principal amount in excess of U.S. $200,000,000 would, but for the preceding sentence, be represented by a single
                                 Global Security in fully registered form without coupons, then one Global Security will be issued to represent each U.S. $200,000,000 principal amount of such Security or Securities and an additional Global Security will be issued to represent any remaining principal amount of such Note or Notes. In such case, each of the Global Securities representing such Note or Notes shall be assigned the same CUSIP number.

                                 Currently, Notes denominated in a Specified
                                 Currency other than U.S. dollars ("Foreign
                                 Currency Notes") cannot be issued in
                                 book-entry form through DTC. If and when such issuance becomes possible, unless otherwise indicated in the applicable Pricing Supplement, holders of Foreign Currency Notes (other than Currency Indexed Notes) will be paid in the Specified Currency for such Note, unless such holder elects to be paid in U.S. dollars as may be specified in the applicable Pricing Supplement and Note.

Issue Price:                     Unless otherwise specified in an applicable
                                 Pricing Supplement, each Note will be issued at the percentage of principal amount specified in the Prospectus relating to such Note.

Interest:                        General.  Each Note will bear interest at a
                                 fixed rate (a "Fixed Rate Note"), which may be zero during all or any part of the term in the case of certain Notes issued at a price representing a substantial discount from the principal amount payable at Maturity, or at a floating rate (a "Floating Rate Note"). A
                                 Fixed Rate Note may pay a level amount in respect of both interest and principal amortized over the life of the Note (an
                                 "Amortizing Note"). Interest on each Note will accrue from the Issue Date of such Note for the first interest period (including the first interest period after which a new Global
                                 Security issued in exchange for a Global
                                 Security or in lieu of a destroyed, lost or stolen Global Security) and from the most recent Interest Payment Date to which interest has been paid for all subsequent interest periods. Except as set forth hereafter, each payment of interest on a Note will include interest accrued to but excluding, as the case may be, the Interest Payment Date or the date of Maturity. Any payment of principal, premium or interest required to be made on a day that is not a Business Day (as defined below) may be made on the next succeeding Business Day (or if, in the case of a LIBOR-based Floating Rate
                                 Note, such Business Day would fall in the next calendar month, on the next preceding Business
                                 Day) and no interest shall accrue as a result of any such delayed payment.

                                 Each pending deposit message described under Settlement Procedure "C" below will be routed to Standard & Poor's, which will use the message to include certain information regarding the related Notes in the appropriate daily bond report published by Standard & Poor's.

                                 Fixed Rate Notes.  Unless otherwise specified
                                 -----------------
                                 in the applicable Pricing Supplement, interest on each Fixed Rate Note (other than a principal-only Note or an Amortizing Note) will be payable at Maturity and semi-annually each April 1 and October 1 (a "Semi-Annual Pay Note") and at Maturity. Payments with respect to Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. In the case of Fixed Rate Notes issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Issue Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding

                                 Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Date with respect to any Interest Payment Date for a Fixed Rate Note shall be the March 15 or September 15 preceding such Interest Payment Date.

                                 Floating Rate Notes.  Interest on Floating
                                 --------------------
                                 Rate Notes will be payable monthly, quarterly, semi-annually or annually as indicated in such Notes on each Interest Payment Date indicated in such Notes commencing with the Interest Payment Date next following the respective Original Issue Date of such Notes. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Date with respect to any Interest Payment Date shall be 15 calendar days prior to such Interest Payment Date; provided that if an Interest Payment Date for Floating Rate Notes would otherwise be a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Notes, except in the case of a LIBOR Note if such Business Day is in the next succeeding calendar month, in which event such Interest Payment Date will be the immediately preceding Business Day. In the case of Floating Rate Notes issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Issue Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date.


Calculation of Interest:         Interest on Fixed Rate Notes (including
                                 interest for partial periods) will be
                                 calculated on the basis of a 360-day year of twelve 30-day months. (Examples of interest calculations are as follows: April 1, 1998 to October 1, 1998 equals 6 months and 0 days, or 180 days; the interest paid equals 180/360 times the annual rate of interest times the principal amount of the Note. The period from April 1, 1998 to
                                 August 28, 1998 equals 4 months and 28 days, or 148 days; the interest payable equals 148/360 times the annual rate of interest times the principal amount of the Note.)

                                 Interest rates on Floating Rate Notes will be determined as set forth in the form of Notes (substantially as described in the Prospectus and the applicable Pricing Supplement). Interest on Floating Rate Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that (i) in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year and (ii) in the case of CMT Rate Notes, interest will be calculated on the basis of (x) twelve 30-day months and a 360-day year or (y) the actual number of days in the year, as indicated in the applicable Pricing Supplement.

Business Day:                    "Business Day" means (i) with respect to any
                                 Note and when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday,
                                 Thursday and Friday that is not a day on which banking institutions or trust companies in an applicable Place of Payment, the city in which the Trustee's Corporate Trust Office is located or in the Borough of Manhattan, The
                                 City of New York are authorized or obligated by law, executive order or regulation to remain closed, and (ii) with respect to the determination of the interest rate applicable to LIBOR Notes only, a London Banking Day. A
                                 "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Payments of Principal and        Payments of Principal and Interest.  Promptly
Interest                         -----------------------------------
                                 after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest, if any, (and, with respect to any Amortizing Notes, principal) to be paid on each Global Security on the following Interest
                                 Payment Date (other than an Interest Payment
                                 Date coinciding with a Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard &
                                 Poor's.  On such Interest Payment Date, the
                                 Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest (and, with respect to any Amortizing Notes, principal) due (other than on the Maturity Date), at the times and in the manner set forth below under "Manner of Payment." If any Interest Payment Date for any Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date except in the case of a LIBOR Note if such Business Day is in the next succeeding calendar month, in which event such Interest Payment Date will be the immediately preceding Business Day.

                                 Payments on the Maturity Date.  On or about
                                 ------------------------------
                                 the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Global
                                 Security representing Notes maturing or
                                 subject to redemption (pursuant to a sinking fund or otherwise) or repayment in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each Global Security on or about the fifth Business Day preceding the Maturity Date of such Global Security. On the Maturity Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Global Security, together with interest and premium, if any, due on such Maturity Date, at the times and in the manner set forth below under "Manner of Payment." If the Maturity Date of any Global Security is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date. Promptly after payment to DTC of the principal and interest due on the Maturity Date of such Global Security and all other Notes represented by such Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company.

                                 Manner of Payment.  The total amount of any
                                 -----------------
                                 principal, premium, if any, and interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in immediately available funds on such date. The Company will make such payment on such Global Securities by instructing the Trustee to withdraw funds from an account maintained by the Company with The Chase Manhattan Bank or by wire transfer to ABA# 0210-0002-1, Account Code 324-005-806. The Company will confirm such instructions in writing to the Trustee. Prior to 10:00 a.m., New York City time, on the Maturity Date or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by
                                 DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Security on such date.
                                 On each Interest Payment Date (other than an
                                 Interest Payment Date that is on the Maturity
                                 Date) the Trustee will pay DTC such interest payments in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interests in such Global Security as are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any direct responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Notes to such Participants.

                                 Withholding Taxes.  The amount of any taxes
                                 -----------------
                                 required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for Rate Setting and   The Company and the Agents will discuss, from
Posting:                         time to time, the aggregate principal amount
                                 of, the Issue Price and the interest rates to be borne by Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set interest rates borne by any Notes in respect of which the Agents are to solicit orders (the setting of such interest rates to be referred to herein as "posting") or if the Company decides to change interest rates previously posted by it, it will promptly advise the Agents of the prices and interest rates to be posted.

Acceptance and Rejection of      Unless otherwise agreed by the Company and the
Orders:                          Agents, the Company has the sole right to
                                 accept orders to purchase Notes and may reject any such order in whole or in part. Unless otherwise instructed by the Company, each Agent will promptly advise the Company by telephone of all offers to purchase Notes received by it, other than those rejected by it in whole or in part in the reasonable exercise of its
                                 discretion. No order for less than U.S.$1,000 principal amount of Notes will be accepted.

Preparation of Pricing           If any offer to purchase a Note is accepted by
Supplement:                      or on behalf of the Company, the Company will
                                 provide a Pricing Supplement reflecting the terms of such Note and will have filed such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will supply a copy thereof (or additional copies if requested) to the Agent that presented such offer (the "Presenting Agent") and one copy to the Trustee. The Presenting Agent will cause a Prospectus and Pricing Supplement to be delivered to the purchaser of such Note. In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing
                                 Supplement to Prospectuses prior to their use.
                                 Outdated Pricing Supplements and the
                                 Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Delivery of Confirmation and     Subject to "Suspension of Solicitation;
Prospectus to Purchaser by       Amendment or Supplement" below, an Agent will
Presenting Agent:                deliver a Prospectus and Pricing Supplement as
                                 herein described with respect to each Note sold by it. The Company will make such deliveries with respect to all Notes sold directly by the Company.

                                 For each offer to purchase a Note solicited by an Agent and accepted by or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the terms of such Note and other applicable details described above and delivery and payment instructions. In addition, the Presenting Agent will deliver to such purchaser the Prospectus (including the Pricing Supplement) in relation to such Note prior to or together with the earlier of any written offer of such Note, delivery of the confirmation of sale or delivery of the Note.

Settlement:                      The receipt of immediately available funds by
                                 the Company in payment for Notes and the authentication and issuance of the Global
                                 Security representing such Notes shall
                                 constitute "Settlement" with respect to such Global Security and such Notes. All orders accepted by the Company will be settled within one to five Business Days pursuant to the timetable for Settlement set forth below, unless the Company and the purchaser agree to Settlement on a later date, and shall so specify upon acceptance of such offer;
                                 provided, however, in all cases the Company will notify the Trustee on the date issuance instructions are given.

Settlement Procedures:           In the event of a purchase of Notes by any
                                 Agent, as principal, appropriate Settlement details, if different from those set forth below, will be set forth in the applicable
                                 Terms Agreement to be entered into between such Agent and the Company pursuant to the Sales Agreement. Settlement Procedures with regard to each Note sold by an Agent, as agent for the Company, shall be as follows:

          A. After the acceptance of an offer by the Company with respect to a Note, the Presenting Agent will communicate the following details of the terms of such offer (the "Note Sale Information"), as applicable, to the Company by telephone confirmed in writing or by facsimile transmission or other acceptable written means:

               1.   Principal amount of the purchase;

               2.   Specified Currency;

               3.   If a Fixed Rate Note, the Interest Rate;

               4.   Interest Payment Dates;

               5.   Settlement Date;

               6.   Maturity Date/Original Maturity Date;

               7.   Extension Period;

               8.   Purchase price;

               9. Indexed Currency, Specified Currency, the Base Exchange Rate and the Face Amount, if applicable;

               10. Presenting Agent's commission determined pursuant to Section 2(a) of the Sales Agreement;

               11.  Net proceeds to the Company;

               12.  Original Issue Date;

               13. If a Note is redeemable by the Company, such of the following as are applicable:

                    (i) The date on and after which such Note may be redeemed (the "Redemption Commencement Date"),

                    (ii)  The initial Redemption Price (% of par), and

                    (iii) The amount (% of par) that the initial Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

               14.  Optional Repayment Dates;

               15. If a Floating Rate Note, such of the following as are applicable:

                    (i)  Interest Rate Basis,

                   (ii)  Interest Payment Period,

                  (iii)  Index Maturity,

                   (iv)  Spread and/or Spread Multiplier,

                    (v)  Alternate Rate Event Spread;

                   (vi)  Maximum Interest Rate,

                  (vii)  Minimum Interest Rate,

                 (viii)  Initial Interest Rate,

                   (ix)  Interest Reset Period,

                    (x)  Interest Reset Date(s),

                       (xi)  Calculation Date(s),

                      (xii)  Interest Calculation Date(s),

                     (xiii)  Interest Payment Date(s),

                      (xiv)  Regular Record Date(s), and

                       (xv)  Calculation Agent;

               16. If the amount of principal or interest, or both, payable on a Note will be determined by reference to an index or formula, a full description of such index or formula;

               17. If an OID Note, the total amount of original issue discount, the yield to maturity and the initial accrual period of original issue discount;

               18.  Sinking fund provisions;

               19.  Defeasance provisions;

               20. DTC Participant Number of the institution through which the customer will hold the beneficial interest in the Global Security; and

               21. Such other terms as are necessary to complete the applicable form of Note.

          B. The Company will assign a CUSIP number to the Global Security representing such Note and then advise the Trustee and the Presenting Agent by telephone (confirmed in writing at any time on the same date) or by facsimile or other form of electronic transmission of the information received in accordance with Settlement Procedure "A" above, the assigned CUSIP number and the name of the Agent. Each such communication by the Company will be deemed to constitute a representation and warranty by the Company to the Trustee and the Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company; (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture; and (iii) upon authentication and delivery of the Global Security representing such Note, the aggregate principal amount of all Notes issued under the Indenture will not exceed the aggregate principal amount of Notes authorized for issuance at such time by the Company.

          C. The Trustee will communicate to DTC and the Agent through DTC's Participant Terminal System, a pending deposit message specifying the following Settlement information:

               1. The information received in accordance with Settlement Procedure "A."

               2. The numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agent.

               3. The initial Interest Payment Date for such Note, number of days by which such date succeeds the related DTC record date (which term means the Regular Record Date) and in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding such initial Interest Payment Date, and if then calculated, the amount of interest (and, with respect to any Amortizing Note, principal) payable on such initial Interest Payment Date (which amount shall have been confirmed by the Trustee).

               4  The CUSIP number of the Global Security representing such
                    Notes.

               5. The frequency of interest (and, with respect to any Amortizing Note, principal) payments.

               6.   The frequency of Interest Reset Dates.

               7  Whether such Global Security represents any other Notes issued or to be issued (to the extent then known).

          D. The Trustee will complete and deliver a Global Security representing such Note in a form that has been approved by the Company, the Agents and the Trustee and, in connection therewith, the Company will provide to the Trustee the Officers' Certificate and the Opinion of Counsel required pursuant to Section 102 of the Indenture.

          E. The Trustee will authenticate the Global Security representing such Note and maintain possession of such Global Security and, in connection therewith, the Company will provide to the Trustee the Officers' Certificate and the Opinion of Counsel required pursuant to Section 102 of the Indenture.

          F. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

          G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the participant account of the Agent maintained by DTC and (ii) debit the settlement account of the Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less the Agent's commission. The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (a) the Global Security representing such Note has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

          H. The Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Agent's participant account and credit such Note to the participant accounts of the Participants to whom such Note is to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Agent maintained by DTC, in an amount equal to the price of the Note so credited to their accounts.

          I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

          J. The Trustee will credit to an account of the Company maintained at The Chase Manhattan Bank, ABA# 0210-0002-1, Account Code 324-005-806, funds available for immediate use in an amount equal to the amount credited to the Trustee's DTC participant account in accordance with Settlement Procedure "G."

          K. The Trustee will send a copy of the Global Security representing such Note by first-class mail to the Company.

          L. The Agent will confirm the purchase of each Note to the purchaser thereof either by transmitting to the Participant to whose account such Note has been credited a confirmation order through DTC's Participant Terminal System or by mailing a written
               confirmation to such purchaser.   In all cases the Prospectus as
               most recently amended or supplemented must accompany or precede such confirmation.

          M. Each Business Day, the Trustee will send to the Company a statement setting forth the principal amount of Notes outstanding as of that date under the Indenture and setting forth the CUSIP number(s) assigned to, and a brief description of, any orders which the Company has advised the Trustee but which have not yet been settled.

Settlement Procedures Timetable:     In the event of a purchase of Notes by an Agent, as
-------------------------------      principal, appropriate Settlement details, if different
                                     from those set forth below will be set forth in the
                                     applicable Terms Agreement to be entered into between such
                                     Agent and the Company pursuant to the Sales Agreement.
                                     For orders of Notes solicited by an Agent, as agent, and
                                     accepted by the Company, Settlement Procedures "A" through
                                     "M" shall be completed as soon as possible but not later
                                     than the respective times (New York City time) set forth
                                     below:

Settlement Procedure                 Time
--------------------                 ----
A-B                                  12:00 p.m. on the Business Day before the Settlement Date.
C                                    2:00 p.m. on the Business Day before the Settlement Date.
D                                    5:00 p.m. on the Business Day before the Settlement Date.
E                                    9:00 a.m. on the Settlement Date.
F                                    10:00 a.m. on the Settlement Date.
G-H                                  2:00 p.m. on the Settlement Date.
I                                    4:45 p.m. on the Settlement Date.
J-K                                  5:00 p.m. on the Settlement Date.
M                                    Daily

                                     NOTE:  The Prospectus as most recently amended or
                                     supplemented must accompany or precede any written
                                     confirmation given to the customer (Settlement Procedure
                                     "L").  Settlement Procedure "I" is subject to extension in accordance with any extension Fedwire closing deadlines
                                     and in the other events specified in the SDFS operating
                                     procedures in effect on the Settlement Date.
                                     If Settlement of a Note is rescheduled or canceled, the
                                     Trustee will deliver to DTC, through DTC's Participant
                                     Terminal System, a cancellation message to such effect by
                                     no later than 2:00 p.m., New York City time, on the
                                     Business Day immediately preceding the scheduled
                                     Settlement Date.

Failure to Settle:                   If the Trustee fails to enter an SDFS deliver order with
                                     respect to a Note pursuant to Settlement Procedure "G,"
                                     the Trustee may deliver to DTC, through DTC's Participant
                                     Terminal System, as soon as practicable a withdrawal
                                     message instructing DTC to debit such Note to the
                                     participant account of the Trustee maintained at DTC.  DTC will process the withdrawal message, provided that
                                                                          --------

                                     such participant account contains Notes having the same Fixed
                                     Rate Terms, Floating Rate Terms or Zero-Coupon Terms, as
                                     the case may be, and having a principal amount that is at
                                     least equal to the principal amount of such Note to be
                                     debited.  If withdrawal messages are processed with
                                     respect to all the Notes issued or to be issued
                                     represented by a Global Security, the Trustee will cancel
                                     such Global Security in accordance with the Indenture,
                                     make appropriate entries in its records and so advise the
                                     Company.  The CUSIP number assigned to such Global
                                     Security shall, in accordance with CUSIP Service Bureau
                                     procedures, be canceled and not immediately reassigned.
                                     If withdrawal messages are processed with respect to one
                                     or more, but not all, of the Notes represented by a Global
                                     Security, the Trustee will exchange such Global Security
                                     for two Global Securities, one of which shall represent
                                     such Notes and shall be canceled immediately after
                                     issuance, and the other of which shall represent the
                                     remaining Notes previously represented by the surrendered
                                     Global Security and shall bear the CUSIP number of the
                                     surrendered Global Security.  If the purchase price for
                                     any Note is not timely paid to the Participants with
                                     respect to such Note by the beneficial purchaser thereof
                                     (or a person, including an indirect participant in DTC,
                                     acting on behalf of such purchaser), such Participants
                                     and, in turn, the related Agent may enter SDFS deliver
                                     orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "G"
                                     and "H," respectively.  Thereafter, the Trustee will
                                     deliver the withdrawal message and take the related
                                     actions described in the preceding paragraph.  If such
                                     failure shall have occurred for any reason other than
                                     default by the Agent in the performance of its obligations hereunder or under the Sales Agreement, the Company will
                                     reimburse the Agent on an equitable basis for its loss of
                                     the use of funds during the period when they were credited to the account of the Company.

                                     Notwithstanding the foregoing, upon any failure to settle
                                     with respect to a Note, DTC may take any actions in
                                     accordance with its SDFS operating procedures then in
                                     effect.  In the event of a failure to settle with respect
                                     to one or more, but not all, of Notes that were to have
                                     been represented by a Global Security, the Trustee will
                                     provide, in accordance with Settlement Procedures "D" and
                                     "E," for the authentication and issuance of a Global
                                     Security


                                     representing the other Notes to have been
                                     represented by such Global Security and will make
                                     appropriate entries in its records.

Procedure for Rate Changes:          Any decision to change the rate structure will require the following actions:

                                     1.  Each time a decision has been reached to change rates, the Company will promptly advise the Agents, who will
                                         forthwith suspend solicitation of purchases of Notes at
                                         the prior rates.  The Agents will telephone the Company
                                         with recommendations as to the changed interest rates.

                                     2.  The Company will prepare and file a Pricing Supplement to the Prospectus pursuant to Rule 424 showing the new
                                         rates.

                                     3.  The Company will deliver the Pricing Supplement to the
                                         Agents in such quantities as they may request and to the
                                         Trustee.

                                     4.  The Agents will deliver a copy of the Prospectus and
                                         Pricing Supplement setting forth the new rates in
                                         connection with the settlement of any outstanding orders
                                         for delayed settlement at the old rates.

                                     Until the Agents have been informed of the new rates, the
                                     Agents may only record "indications of interest." The
                                     Company and the Agents will destroy all outdated
                                     Prospectuses, supplements and Pricing Supplements (other
                                     than copies retained for their files) by the close of
                                     business on the day the supplement pursuant to Rule 424
                                     has been mailed to the Commission for filing.
Suspension of Solicitation;
 Amendment or Supplement:            Subject to the Company's representations, warranties and
                                     covenants contained in the Sales Agreement, the Company
                                     may instruct the Agents to suspend at any time for any
                                     period of time or permanently, the solicitation of orders
                                     to purchase Notes.   Upon receipt of such instructions,
                                     each Agent will forthwith suspend solicitation until such
                                     time as the Company has advised it that solicitation of
                                     purchases may be resumed.

                                     In the event that at the time the Company suspends
                                     solicitation of purchases there shall be any orders
                                     outstanding for settlement, the Company will promptly
                                     advise the Agents and the Trustee whether such orders may
                                     be settled and whether copies of the Prospectus as in
                                     effect at the time of the suspension may be delivered in
                                     connection with the settlement of such orders.  The
                                     Company will have the sole responsibility for such
                                     decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                                     If the Company decides to amend or supplement the
                                     Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents and the Trustee
                                     with the proposed amendment or supplement and with such
                                     certificates and opinions as are required, all to the
                                     extent required by and in accordance with the terms of the
                                     Sales Agreement.  Subject to the provisions of the Sales
                                     Agreement, the Company may file with the Commission any
                                     supplement to the Prospectus relating to the Notes.  The
                                     Company will provide the Agents and the Trustee with
                                     copies of any such supplement, and confirm to the Agents
                                     that such supplement has been filed with the Commission.

Trustee Not to Risk Funds:           Nothing herein shall be deemed to require the Trustee to
                                     risk or expend its own funds in connection with any
                                     payment to the Company, or the Agents or the purchasers,
                                     it being understood by all parties that payments made by
                                     the Trustee to either the Company or the Agents shall be
                                     made only to the extent that funds are provided to the
                                     Trustee for such purpose.

Advertising Costs:                   The Company shall have the right to approve the expenses
                                     of any advertising an Agent may initiate in connection
                                     with such Agent's solicitation to purchase the Notes.

                                   EXHIBIT B

                           [Form of Terms Agreement]


          The following terms, if applicable, shall be agreed to in writing by the Agent(s) and the Company in connection with each sale of Notes.

Company:                                   Tandy Corporation

Agent(s):                                  [Bear, Stearns & Co. Inc., BancAmerica Robertson Stephens, Citicorp
                                           Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                                           Salomon Brothers Inc, others] [indicate if acting as a Purchaser]

Specified Currency:                        [    ]

Aggregate Principal Amount of Notes:       [    ]

Original Issue Date:                       [    ]

Original Issue Price:                      [    ]% of Aggregate Principal Amount, plus accrued interest, if any, from Original Issue Date

Price to Public:                           [    ]% of Aggregate Principal Amount, plus accrued interest, if any, from Original Issue Date.

Agent's Discount or Commission Received    [    ]
 from the Company:

Discounts or Commissions to Purchasers     [    ]
 other than Agents:

Proceeds to Company (if different from     [    ]
 Original Issue Price):

Maturity Date:                             [    ]

Denomination:                              [U.S. $1,000 and integral multiples thereof, applicable provision for other currencies]

Form of Notes:                             [  ] Book-Entry  [  ] Certificated

Option to receive payments in U.S.
dollars (applicable if Note has
Specified Currency other than U.S.
dollars):                                  [  ]  Yes  [  ]  No

[  ] Fixed Rate Notes:                     Interest Rate: [    ]% per annum

                                           Interest Payment Date(s):  [On April 1 and October 1 of each year and at Maturity.]

                                           Record Date(s):  [March 15 and September 15 of each year]


[  ] Floating Rate Notes:                  Initial Interest Rate: [    ]%

                                           Interest Rate Basis: [Commercial Paper Rate, LIBOR
                                           [Reuters/Telerate/other], Federal Funds Rate, Treasury Rate, Prime
                                           Rate, CMT Rate [30-day months and 360-day year or actual number of days in year], specify other basis]

                                           Interest Reset Period(s):  [    ]

                                           Interest Determination Date(s):  [    ]

                                           Calculation Date(s): [    ]

                                           Initial Interest Reset Date: [    ]

                                           Interest Reset Date(s): [    ]

                                           Interest Payment Date(s): [    ]

                                           Interest Payment Period: [    ]

                                           Index Maturity: [    ]

                                           Spread: (plus or minus): [    ]

                                           Spread Multiplier: [    ]

                                           Alternate Rate Event Spread: [for Prime Rate Notes]

                                           Regular Record Date:  [The fifteenth day, whether or not a Business
                                           Day, immediately preceding the relevant Interest Payment Date.]

                                           Maximum/minimum interest rate limitation: [    ]

                                           Calculation Agent:  [The Chase Manhattan Bank]

                                           [specify other terms relating to calculation of interest]

[  ] Notes with other floating rate
     formula:                              [describe method for determining interest]

[  ] OID Notes:                            The Notes have been issued with original issue discount ("OID") for
                                           U.S. federal income tax purposes. The following information is provided solely for purposes of applying the federal income tax OID rules to the Notes:
                                                Issue Price: $     per $1,000 of principal amount
                                                Original Issue Discount: $       per $1,000 of principal amount
                                                Yield to Maturity:  .   %
                                                Issue Date:    ,     ]/1/
                                           [specify other relevant information]

/1/ To be included on Notes that are (i) offered for sale or resale in the United States in connection with their original issuance and (ii) issued with original issue discount for United States federal income tax purposes. If a Note is denominated in a currency other than United States dollars, the "Issue Price" and "Original Issue Discount" should be stated in such currency. The numbers set out in the legend for such a Note need not be based on the foreign currency equivalent of U.S. $1,000, but should be based on some easily-applied number in the foreign currency (e.g., the minimum denomination).

[  ] Currency Indexed Notes:               [specify method for determining principal amount payable at maturity, amount of premium or interest payable on any Interest Payment Date and at Maturity Date, Face Amount, Base Exchange Rate and other terms and information]

[  ] Other Indexed Notes:                  [specify method for determining principal amount payable at maturity, amount of premium or interest payable on any Interest Payment Date and at Maturity Date and other terms and information]

[  ] Exchangeable Notes:                   [specify terms of exchange, conversion or exercise, interest terms and other terms and information]

Redemption (call):                         Redemption Date(s): [    ]

                                           Redemption Price(s): [    ]

                                           [specify whether Note is redeemable in part or only as a whole]

Optional Repayment (put):                  Optional Repayment Date(s): [    ]

                                           Optional Repayment Price(s): [    ]

                                           [specify whether Note may be redeemed for less than entire principal amount]

Defeasance:                                [    ]

Sinking Fund:                              [    ]

Extension at Option of Company:            Extension Period:  [    ]

                                           Final Maturity Date:  [    ]

Automatic Extension:                       [    ]

CUSIP Number:                              [    ]

Exchange Rate Agent:                       [The Chase Manhattan Bank]

Special U.S. Federal Income Tax            [tax gross-up, special provisions related to Currency Indexed Notes
 Consequences:                             and Other Indexed Notes, other]

Other Terms or Disclosure:                 [    ]


          Also, in connection with the purchase of Notes by the Agent(s) as principal and in accordance with Section 6(b) of the Sales Agreement, agreement as to whether the following will be required:

          (a) Legal opinions pursuant to Sections 5(b)(i), 5(b)(ii) and 5(c) of the Sales Agreement.

          (b) Officers' certificate pursuant to Section 5(d) of the Sales Agreement.

          (c) Comfort letter pursuant to Section 5(e) of the Sales Agreement.


                         CONFIRMED,

                         TANDY CORPORATION

                         By:
                            --------------------------------------
                            Name:
                            Title:


                         [NAME OF AGENT]


                         By:
                            --------------------------------------
                            Name:
                            Title:


Date:
     -------------------------------